American Beacon DoubleLine Select Income FundSM

SUMMARY PROSPECTUS August 1, 2026

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information, dated August 1, 2026, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at https://americanbeaconfunds.com/fund-resources/. You can also get this information at no cost by calling 1-800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | Y: BILDX | R6: BILRX | Investor: BILTX

Investment Objective

The investment objective of the Fund is to seek long-term total return while striving to generate current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information  is available from your financial professional and in “Choosing Your Share Class” on page 47 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class	Y	R6	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	Y	R6	Investor
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.11%	0.10%	0.38%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	0.62%	0.61%	0.89%
Fee Waiver and/or expense reimbursement[3]	(0.02)%	(0.02)%	(0.04)%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.60%	0.59%	0.85%
1	Other Expenses and Acquired Fund Fees and Expenses are based on estimated expenses for the current fiscal year.
2	The Fund is the successor to the DoubleLine Select Income Fund, formerly known as the DoubleLine Infrastructure Income Fund (the “Predecessor Fund”), pursuant to a reorganization that occurred on February 20, 2026 (“Closing Date”), in which the Y Class and Investor Class shares of the Fund adopted the financial statements and performance history of the Class I and Class N shares, respectively, of the Predecessor Fund. The Total Annual Fund Operating Expenses of the Fund’s Y Class and Investor Class shares do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights for the Class I and Class N shares, respectively, of the Predecessor Fund, but instead reflect the Fund’s estimated expenses.
3	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Fund’s Y Class, R6 Class and Investor Class shares, as applicable, through February 20, 2028, to the extent that Total Annual Fund Operating Expenses exceed 0.59% for the Y Class, 0.58% for the R6 Class and 0.84% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees (the “Board”). The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through February 20, 2028. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

Share Class	1 Year	3 Years
Y	$61	$197
R6	$60	$193
Investor	$87	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2026 (which is the portfolio turnover rate of the Fund’s predecessor through February 20, 2026), the Fund’s portfolio turnover rate was  39% of the average value of its portfolio.

DLSI08012026

American Beacon DoubleLine Select Income Fund  - Summary Prospectus1

Principal Investment Strategies

Under normal circumstances, the Fund intends to invest at least 50% of its net assets (plus the amount of borrowings for investment purposes) in “Infrastructure Investments.” The Fund considers Infrastructure Investments to include any assets or projects that support the operation, function, growth or development of a community or economy.

The Infrastructure Investments in which the Fund may invest include, without limitation, fixed or floating-rate debt instruments, loans or other income-producing instruments issued:

■	by companies or other issuers to finance (or re-finance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets;

■	by companies or other issuers that invest in, own, lease or hold infrastructure assets; and

■	by companies or other issuers that operate infrastructure assets or provide services, products or raw materials related to the development, construction, maintenance, renovation, enhancement or operation of infrastructure assets.

The Fund may hold instruments issued by a wide range of entities including, among others, operating companies, holding companies, special purpose vehicles, including vehicles created to hold or finance infrastructure assets, municipal issuers, sovereign governments and their agencies, authorities and  instrumentalities, quasi-sovereign entities with government backing, and supranational organizations formed by multiple governments. The infrastructure assets to which the Fund may have exposure through its investments include, without limitation, assets related to:

■	transportation (e.g., airports, metro systems, subways, railroads, ports, toll roads);

■	transportation equipment (e.g., shipping, aircraft, railcars, containers);

■	electric utilities and power (e.g., power generation, transmission and distribution);

■	energy (e.g., exploration and production, pipeline, storage, refining and distribution of energy), including renewable energies (e.g., wind, solar, hydro, geothermal);

■	communication networks and equipment (e.g., cell towers, fibers, data centers);

■	water and sewage treatment;

■	social infrastructure (e.g., health care facilities, government buildings and other public service facilities); and

■	metals, mining, and other resources and services related to infrastructure assets (e.g., cement, chemical companies).

The Fund may invest without limit in Infrastructure Investments in the United States or in foreign countries, including countries that have less developed, or emerging, markets. However, the Fund generally seeks to invest principally in instruments denominated in  U.S. dollars.

Although, under normal circumstances, the Fund intends to invest more than 50% of its net assets in investment grade investments (i.e., those rated Baa3 or better by Moody’s Investors Service, Inc. or BBB- or better by S&P Global Ratings, Fitch Ratings, Inc., Kroll Bond Rating Agency or the equivalent by any other nationally recognized rating organization) and unrated instruments considered by DoubleLine Capital LP (the “sub-advisor” or “DoubleLine Capital”) to be of comparable credit quality, the Fund may purchase investments of any credit quality, including investments that are rated below investment grade or unrated instruments considered by the sub-advisor to be of comparable credit quality. Instruments rated below investment grade and unrated instruments of comparable quality are high yield, high risk bonds, commonly known as “junk bonds.” Such “junk bonds” also may be considered to possess some speculative characteristics. Generally, lower-rated debt securities offer the potential for a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity.

The Fund may invest without limit in debt obligations, loans and other income-producing instruments where the obligation to repay principal and pay interest or otherwise make payments to the Fund is secured by underlying infrastructure asset(s) (e.g., a power generating facility, aircraft, railcars, and/ or containers) or secured solely by an equity ownership stake in a particular asset or project. Alternatively, the Fund may invest in income-producing instruments where the obligation to repay principal and pay interest is unsecured and backed only by the creditworthiness of the issuer.

The Fund may invest in debt obligations, income-producing instruments and infrastructure-related investments of any kind, including, without limitation, (i) project bonds; (ii) corporate obligations; (iii) loans (including “covenant-lite” obligations); (iv) mortgage-backed securities; (v) asset-backed securities of any kind (including securities collateralized by installment loan contracts and/or leases of various types of real and personal property, such as aircraft and cellular towers, and consumer loans); (vi) foreign corporate securities, including emerging market securities; (vii) enhanced equipment trust certificates and equipment trust certificates; (viii) debt obligations issued or guaranteed by governments or governmental agencies; (ix) credit-linked notes; (x) municipal bonds; (xi) pass-through notes; (xii) perpetual maturity bonds; and (xiii) other instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may invest in any level of the capital structure of an issuer of asset-backed securities, including the equity or “first loss” tranche. Loans include, without limitation, secured and unsecured senior loans, term loan Bs, mezzanine, second lien, and other subordinated loans, loan participations and assignments, and other fixed and floating rate loans. The Fund may invest in securities that are restricted as to their resale or that otherwise have limited liquidity.

The Fund may use derivatives transactions for any purpose, including to create efficient investment exposure, create investment leverage, hedge against portfolio exposures, create indirect long or short positions as a substitute for a cash investment, or to manage the Fund’s duration or adjust the Fund’s exposure to changes in market interest rates. The Fund will incur costs in implementing derivatives strategies, and there can be no assurance that the Fund will engage in derivatives strategies or that any such strategy will be successful.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies, and exchange-traded funds (“ETFs”), including investment companies sponsored or managed by the Manager, the sub-advisor or their related parties. The Fund may invest cash balances in a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

The sub-advisor monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The sub-advisor intends, under normal circumstances, to construct an investment portfolio with a dollar-weighted average effective duration of no less than two years and no more than ten years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income securities would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and loan prepayment rates as determined by the sub-advisor. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

2American Beacon DoubleLine Select Income Fund  - Summary Prospectus

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund.  The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Asset Selection Risk
Assets selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Asset-Backed Securities Risk
Investments in asset-backed securities are influenced by factors affecting the assets underlying the securities, including the broader market sector and individual markets, such as the auto markets. These securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in asset-backed securities also are subject to risks of fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. A decline in the credit quality of the issuers of asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

■	Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs) Risk. ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims. ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The assets of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs. ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Loan Obligations (“CLOs”) Risk
The risks of an investment in a CLO depend largely on the type of underlying collateral and the class or seniority of CLO in which the Fund invests. The Fund typically will invest in CLOs collateralized by bank loans.  Therefore, the CLOs in which the Fund invests will be subject to loan interests risk. In addition, CLOs typically are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized as illiquid securities. The Fund’s investments in CLOs and other similarly structured investments may expose the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk, and prepayment and extension risk. In addition to these risks, CLOs may also carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the possibility that the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund. CLOs may be difficult to value and may be highly leveraged, which could make them highly volatile.

Confidential Information Access Risk
In managing the Fund or other client assets, the Manager or sub-advisor may be in possession of material non-public information about the issuers of certain investments, including, without limit, loans, high yield bonds and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that issuer when it would otherwise be advantageous to do so. In such circumstances, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Pursuant to applicable policies and procedures, the Manager or sub-advisor may, but is not required to, seek to avoid receipt of confidential information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

“Covenant-Lite” Obligations Risk
Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. The Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

American Beacon DoubleLine Select Income Fund  - Summary Prospectus3

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Debentures Risk
Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer. The Fund may invest in municipal debentures.  The Fund may invest in both corporate and government debentures.

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. The use of derivatives may also increase any adverse effects resulting from the underperformance of strategies, asset classes and market exposures to which the Fund has allocated its assets. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil. Derivatives may also be more volatile than other types of investments. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk  and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed.  Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Derivatives transactions requiring the Fund to post collateral may expose the Fund to greater losses in the event of a default by a counterparty.  There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. The Fund may buy or sell derivatives not traded on an exchange, which may be subject to heightened  counterparty, liquidity and valuation risks. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Ongoing changes to the regulation of derivatives and changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.  In addition, the Fund’s investments in derivatives are subject to the following risks:

■	Futures Contracts Risk. Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as liquidity risk and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold, and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). The Fund may invest in the following types of futures contracts:

•	Interest Rate Futures Contracts Risk. Interest rate futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract.

•	Treasury Futures Contracts Risk. Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected.

■	Structured Notes Risk. Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The movement of such factors may cause significant price fluctuations. A structured note may be positively or negatively indexed. Structured notes are subject to interest rate risk, market risk, liquidity risk and counterparty risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. Structured notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject.

Foreign Exposure Risk
Exposure to  non-U.S. issuers carries potential risks not associated with exposure to U.S. issuers. Such risks may include, but are not limited to: (1) political and financial instability, (2) less liquidity, (3) greater volatility, and (4) different government regulation The Fund’s exposure to a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes and sanctions. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

4American Beacon DoubleLine Select Income Fund  - Summary Prospectus

High-Yield Securities Risk
Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Infrastructure Investments Risk
The values of the Fund’s Infrastructure Investments may be entirely dependent upon the successful development, construction, maintenance, renovation, enhancement or operation of infrastructure assets or infrastructure-related projects. Accordingly, the Fund has significant exposure to adverse economic, regulatory, political, legal, demographic, environmental, and other developments affecting the success of the Infrastructure Investments in which it directly or indirectly invests. In addition to the risks described above, sector-specific risks may adversely affect the values of the Fund’s investments. A summary of some of the principal sector-specific risks is included below. The inclusion of a specific risk below with respect to a specific sector does not mean that that risk does not also apply in respect of the Fund’s other investments:

■	Transportation: transportation-related infrastructure assets may be adversely affected by, among other things, economic and market changes, fuel prices, labor relations, geo-political concerns and insurance costs. Transportation-related infrastructure assets and related businesses may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

■	Electric Utilities and Power: utility- and power-related infrastructure assets may have difficulty obtaining financing during periods of inflation or unsettled capital markets; may be subject to greater competition as a result of deregulation; face changes in climate or environmental policy; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters.

■	Energy: energy-related infrastructure assets may be adversely affected by one or more of the following: the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition, government regulation, technological advances, risk of liability from accidents resulting in injury or loss of life or property, supply of products and services, and world events.

■	Renewable Energy: renewable-energy related infrastructure assets may be adversely affected by changes in government policy relating to incentives and subsidies for renewable energy assets, technological developments (or the application thereof), unforeseen technical deficiencies with installations, and the reliance of any renewable energy project, or group of projects, on variable resources.

■	Communication Networks and Equipment: infrastructure assets in the telecommunications sector may be adversely affected by increased competition, regulation by various regulatory authorities, distressed cash flows due to the need to commit substantial capital to meet increasing competition, technological advances, limited availability of franchise and licensing rights, and high barriers to market entry. Various forms of cyber attack threaten communication networks and could severely hamper any infrastructure project dependent upon communication networks and equipment.

■	Public and Social Infrastructure: public and social infrastructure assets, such as hospitals, schools, government accommodations, and other public service facilities projects, may be subject to risks that include, but are not limited to, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of such services, uncertainties concerning costs, adverse political developments, and the level of government spending on infrastructure projects.

■	Metals and Mining: investments in metals and mining related infrastructure assets may be speculative and subject to greater price volatility than investments in other types of companies. The performance of assets in this sector is related to, among other things, worldwide metal prices, and extraction and production costs.

■	Industrial: industrial-related infrastructure assets may be adversely affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, changes or trends in commodity prices, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these assets and their ability to repay their debts.

Interest Rate Risk
Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction as movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds held by the Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. When interest rates decline, issuers may prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.   Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  The prices of fixed-income securities are also affected by their durations. Fixed-income securities with longer durations generally have greater sensitivity to changes in interest rates than those with shorter durations. Rising interest rates may cause the value of the Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money

American Beacon DoubleLine Select Income Fund  - Summary Prospectus5

if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund.  Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk
In making investments in bank loans or senior loans, the Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest and will also rely on the financial institution to make principal and interest payments to the Fund once it receives payment on the underlying loan. The Fund will also rely on the financial institution to pursue appropriate remedies against a borrower in the event that the borrower defaults. As such, the Fund may be exposed to the credit risk of both the financial institution that made the loan and the underlying borrower.

Unlike publicly traded common stocks, which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event that the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders with respect to the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Prospectus. The secondary market for loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when certain securities prices have generally increased over time, there have been periods of price decreases during those times, resulting in losses for investors, which are likely to occur again in the future.

Geopolitical and other events, including war, terrorism, trade disputes, pandemics, public health crises, natural disasters, and  cybersecurity incidents, have led, and in the future may continue to lead, to general instability in world economies and markets and reduced liquidity in securities, which may negatively affect the value of your investment.

Policies established by the  U.S. government and/or Federal Reserve and economic and political circumstances within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in government leadership, a government’s inability to agree on a budget, high public debt, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may negatively affect investor and consumer confidence and may negatively impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon public and proprietary data and systems. Data or technology malfunctions and inaccuracies may disrupt markets and lead to negative consequences for market participants like the Fund.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the  U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. The economies of all nations, including the U.S., are subject to the risks of slowing global economic growth, protectionist trade policies, inflationary pressures, limits imposed by international trade and security agreements, political or economic dysfunction, poor consumer sentiment, and reduced demand for goods due to fluctuating commodity prices and currency values, and these risks may create significant market volatility in ways that cannot be foreseen at the present time. These economic risks could have a negative impact on the Fund’s investments.
The U.S. Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors could stop or reverse such changes. It is difficult to accurately predict the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Changes in interest rates could lead to an economic slowdown in the U.S. and abroad, significant market volatility and reduced liquidity in certain sectors of the market.
Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and related sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the Fund and its investments or operations could be negatively impacted.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact issuer and market performance. As a consequence, the Fund’s holdings and its overall performance could be negatively impacted.
Global climate change may affect property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of the Fund’s investments, which requires the Fund, in certain instances, to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value (“NAV”) of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies.

Model and Data Risk
Models and data are used to screen potential investments for the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on

6American Beacon DoubleLine Select Income Fund  - Summary Prospectus

the accuracy and reliability of the supplied historical data. There is no assurance that the models are complete, accurate, or representative of future market cycles, nor will they always be beneficial to the Fund if they are accurate. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Fund. These models may negatively affect Fund performance for various other reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or overreaction). The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.

Mortgage-Backed and  Mortgage-Related Securities Risk
Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the mortgages underlying the securities or the housing market. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-backed and mortgage-related securities also are subject to market risks for fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. A decline in the credit quality of the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying mortgages, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value. In addition, certain mortgage-backed and mortgage-related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

■	Mortgage Pass-Through Securities Risk. Mortgage pass-through securities provide for the “pass through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees by the security issuer and guarantor, as applicable, to the holder of the security. Mortgage pass-through securities are sensitive to interest rate changes, and small movements in interest rates, both increases and decreases, may quickly and significantly affect the value of certain mortgage pass-through securities. Mortgage pass-through securities involve interest rate risk, credit risk, prepayment risk and extension risk.

Municipal Securities Risk
Municipal securities could be affected by adverse political and legislative changes. The ability of a municipal issuer to make payments can be affected by uncertainties in the municipal securities market, including: litigation; the strength of the local or national economy; the issuer’s ability to raise revenues through tax or other means; budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding; a legislature’s willingness or ability to appropriate funds needed to pay municipal securities obligations; the bankruptcy of the issuer; adverse political and legislative changes, including to eliminate or limit the tax-exempt status of municipal bond interest or dividends; and other changes in the financial condition of a municipality. At times, municipal issuers have defaulted on obligations or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse in the future. Reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Closed-end Funds Risk. Because closed-end funds may be listed on an exchange, they may be subject to trading halts, may trade at a discount or premium to their NAV and may not be liquid. The lack of an active trading market or the halting of trading in the shares of closed-end funds in which the Fund invests may result in losses to the Fund.

■	Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a premium or discount to their net asset value (“NAV”) and may not be liquid. An ETF that tracks an index may not precisely replicate the returns of that index, and an actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely.

Prepayment and Extension Risk
Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be prepaid as expected. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The Fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security, any of which could result in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in an investment’s price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the Fund for investment would be reduced. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund’s performance.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. A rise in interest rates or other market developments may cause investors to move out of fixed-income securities on a large scale. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.

Reliance on Corporate Management and Financial Reporting  Risk
The sub-advisor may select investments for the Fund in part on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor has no ability to independently verify such information and data and is therefore dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Information and data provided regarding a particular issuer may not necessarily contain information that the sub-advisor normally considers when evaluating the investment prospects of a company.

American Beacon DoubleLine Select Income Fund  - Summary Prospectus7

Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Interests in secured and partially-secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured or partially-secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.

Sovereign and Quasi-Sovereign Debt Risk
Sovereign or quasi-sovereign debt securities are subject to risk of payment delays or defaults due to, among other things: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in emerging markets. A governmental entity that defaults on an obligation may request additional time in which to repay loans, may request further loans, or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Structured Products and Structured Notes Risk
The risk that an investment in a structured product, which includes, among other things, collateralized debt obligations, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

Supranational Risk
Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Political changes in principal donor nations may also unexpectedly disrupt the finances of supranational entities. Obligations of a supranational entity that are denominated in non-U.S. currencies will also be subject to the risks associated with investments in non-U.S. currencies.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization,  the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Unrated securities are subject to the risk that the sub-advisor may not accurately evaluate the security’s comparative credit rating. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of coupons and the face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Bank (‘‘FHLB’’), and Federal Farm Credit Bank (“FFCB”), are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government, and no assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. government securities and securities of government-sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing. It is possible that the U.S. government and government-sponsored enterprises will not have the funds to meet their payment obligations in the future.

Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

8American Beacon DoubleLine Select Income Fund  - Summary Prospectus

Variable and Floating Rate Securities Risk
The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. A variable rate security has a coupon that is adjusted at pre-designated periods in response to changes in the market rate of interest on which the coupon is based. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index, Secured Overnight Financing Rate (“SOFR”), or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on variable and floating-rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating-rate securities typically increase. Changes in the coupons of variable and floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Certain types of variable and floating rate instruments may be subject to greater liquidity risk than other debt securities.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index for the periods indicated. The Fund acquired the DoubleLine Select Income Fund, formerly known as the DoubleLine Infrastructure Income Fund, a series of DoubleLine Funds Trust (“Predecessor Fund”), in a reorganization that closed on February 20, 2026. In connection with that reorganization, the  Y Class shares of the Fund have adopted the performance history and financial statements of the Class I shares of the Predecessor Fund, and the  Investor Class shares of the Fund have adopted the performance history and financial statements of the Class N shares of the Predecessor Fund.   The bar chart and table below show the performance of the Fund’s Y Class shares for all periods. In the bar chart and table below, the performance of the Fund’s Y Class shares  reflects the returns of the Predecessor Fund’s Class I shares for periods prior to February 23, 2026.  The table below also shows the performance of the Fund’s Investor Class shares for all periods. In the table below, the performance of the Fund’s Investor Class shares reflects the returns of the Predecessor Fund’s Class  N shares. Performance information for R6 Class shares of the Fund is not provided because that share class of the Fund has not been in operation for a full calendar year and has not adopted the performance history and financial statements of any class of the Predecessor Fund. You may obtain updated performance information on the Fund’s website at  www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Y Class shares. Year Ended 12/31
Highest Quarterly Return: 8.70% 2nd Quarter 2020 01/01/2017 through 12/31/2025 Lowest Quarterly Return: -7.21% 1st Quarter 2020 01/01/2017 through 12/31/2025
The calendar year-to-date total return as of June 30, 2026 was 1.18%.

Average annual total returns for periods ended December 31, 2025

	Inception Date of Class	1 Year	5 Years	Since Inception
Y Class	04/01/2016
Returns Before Taxes		7.59%	1.61%	2.97%
Returns After Taxes on Distributions		5.57%	0.10%	1.55%
Returns After Taxes on Distributions and Sales of Fund Shares		4.46%	0.58%	1.66%

	Inception Date of Class	1 Year	5 Years	Since Inception (04/01/2016)
Share Class (Before Taxes)
Investor	04/01/2016	7.32%	1.36%	2.72%

	1 Year	5 Years	Since Inception (04/01/2016)
Index (Reflects no deduction for fees, expenses or taxes)
Bloomberg US Aggregate Bond Index	7.30%	-0.36%	1.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an  individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Y Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is DoubleLine Capital LP.

American Beacon DoubleLine Select Income Fund  - Summary Prospectus9

Portfolio Managers

DoubleLine Capital LP	Andrew Hsu, CFA Portfolio Manager Since Fund Inception (2016)*	Damien Contes, CFA Portfolio Manager Since Fund Inception (2016)*
*	Predecessor Fund inception date.

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave, Suite 219643 Kansas City, MO 64105-1307

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None
R6	None	$50	None
Investor	$2,500	$50	$250

Tax Information

Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

10American Beacon DoubleLine Select Income Fund  - Summary Prospectus